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                                                                      EXHIBIT 99




                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 11-K of International Flavors & Fragrances Inc. Retirement Investment Fund Plan (the "Plan") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Richard A. Goldstein, as Chief Executive Officer of International Flavors & Fragrances Inc. (the "Company"), and Douglas J. Wetmore, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



                              /s/ Richard A. Goldstein
                              ----------------------------
                              Name:  Richard A. Goldstein
                              Title: Chairman of the Board and
                              Chief  Executive Officer
                              Date:  June 20, 2003


                              /s/ Douglas J. Wetmore
                              ----------------------------
                              Name:  Douglas J. Wetmore
                              Title: Senior Vice President and
                              Chief Financial Officer
                              Date:  June 20, 2003


This certification accompanies the Report pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Plan or the Company for purposes of (section) 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by (section) 906 has been provided to the Company and will be retained by the Company.